UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/03/2010

Vantage Drilling Company
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34094

Cayman Islands	N/A
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

777 Post Oak Boulevard, Suite 800
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(281) 404-4700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On November 3, 2010, Vantage Drilling Company issued a press release announcing that it will hold a conference call on November 9, 2010 to discuss operating results and developments for the quarter ended September 30, 2010. A copy of this press release is being furnished as an exhibit to this report.

Item 9.01.    Financial Statements and Exhibits

Vantage Drilling Company Press Release dated November 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vantage Drilling Company

Date: November 03, 2010	By:	/s/ Chris E. Celano
Chris E. Celano
General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Vantage Drilling Company Press Release dated November 3, 2010.